UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS August 31, 2016 Unaudited

	Shares	Value
Common Stocks—10.4%
Consumer Discretionary—1.9%
Hotels, Restaurants & Leisure—0.3%
Diamond Resorts International, Inc.[1]	12,119	$366,115
Household Durables—0.4%
Skullcandy, Inc.[1]	63,837	403,450
Media—0.3%
Carmike Cinemas, Inc.[1]	12,134	389,380
Specialty Retail—0.9%
CST Brands, Inc.	7,628	364,695
Mattress Firm Holding Corp.[1]	5,789	370,206
Outerwall, Inc.	7,077	367,721
		1,102,622
Consumer Staples—0.6%
Food Products—0.3%
WhiteWave Foods Co. (The), Cl. A1	6,572	364,286
Personal Products—0.3%
Elizabeth Arden, Inc.[1]	26,238	366,282
Energy—0.0%
Energy Equipment & Services—0.0%
Vantage Drilling International[1]	447	35,984
Financials—0.5%
Capital Markets—0.1%
Goldman Sachs Group, Inc. (The)	691	117,097
Commercial Banks—0.0%
Atlantic Capital Bancshares, Inc.[1]	359	5,532
Banner Corp.	488	21,609
		27,141
Insurance—0.1%
Enstar Group Ltd.[1]	275	45,812
Thrifts & Mortgage Finance—0.3%
Essent Group Ltd.[1]	1,324	35,192
EverBank Financial Corp.	18,927	363,209
		398,401
Health Care—1.3%
Biotechnology—0.3%
Chelsea Therapeutics, Inc.[1,3]	40,295	—
Dyax Corp.[1,3]	10,393	104
Medivation, Inc.[1]	4,547	366,306
		366,410
Health Care Technology—0.3%
Imprivata, Inc.[1]	19,212	369,063
Life Sciences Tools & Services—0.3%
Sequenom, Inc.[1]	154,331	368,851

1         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals—0.4%
Ambit Biosciences Corp.[1,3]	23,568	$14,141
Durata Therapeutics[1,3]	14,998	—
Relypsa, Inc.[1]	11,538	369,100
Teva Pharmaceutical Industries Ltd.[1]	940	—
		383,241
Industrials—1.2%
Aerospace & Defense—0.3%
American Science & Engineering, Inc.	9,642	354,826
Airlines—0.3%
Virgin America, Inc.[1]	6,513	362,709
Building Products—0.0%
Griffon Corp.	670	11,470
Commercial Services & Supplies—0.3%
G&K Services, Inc., Cl. A	3,770	366,934
Machinery—0.3%
Joy Global, Inc.	13,029	355,431
Information Technology—4.6%
Communications Equipment—0.3%
Polycom, Inc.[1]	29,522	367,254
Electronic Equipment, Instruments, & Components—0.6%
FEI Co.	3,446	366,895
Rofin-Sinar Technologies, Inc.[1]	11,294	361,521
		728,416
Internet Software & Services—1.2%
Benefitfocus, Inc.[1]	414	16,721
Cvent, Inc.[1]	10,286	336,147
Endurance International Group Holdings, Inc.[1]	1,882	14,962
inContact, Inc.[1]	26,763	371,738
Limelight Networks, Inc.[1]	2,191	3,900
LinkedIn Corp., Cl. A1	1,881	362,563
Rackspace Hosting, Inc.[1]	11,503	361,769
		1,467,800
IT Services—0.0%
MoneyGram International, Inc.[1]	1,218	8,855
Semiconductors & Semiconductor Equipment—0.3%
SunEdison Semiconductor Ltd.[1]	30,880	354,811
Software—1.6%
AVG Technologies NV1	14,791	367,704
Epiq Systems, Inc.	22,356	367,086
FleetMatics Group plc[1]	6,204	371,433
Interactive Intelligence Group, Inc.[1]	6,056	362,452
NetSuite, Inc.[1]	3,382	368,300
		1,836,975

2         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value
Technology Hardware, Storage & Peripherals—0.6%
Lexmark International, Inc., Cl. A	9,117	$ 326,480
Silicon Graphics International Corp.[1]	47,786	368,430
		694,910
Materials—0.3%
Chemicals—0.3%
Valspar Corp. (The)	3,394	357,762
Telecommunication Services—0.0%
Wireless Telecommunication Services—0.0%
NII Holdings, Inc.[1]	3,028	10,083
Utilities—0.0%
Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust	260,360	1,042
NRG Energy, Inc.	856	10,368
		11,410
Total Common Stocks (Cost $12,843,557)		12,393,781

	Units
Rights, Warrants and Certificates—%
Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1] (Cost $0)	231	—

	Principal Amount
Mortgage-Backed Obligations—0.4%
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 0.00%, 7/1/26[4,5]	$ 170,878	36,019
Series 2815, Cl. PT, 0.00%, 11/15/32[4,6]	62,298	2,305
Series 2922, Cl. SE, 4.948%, 2/15/35[4]	18,858	3,300
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	30,646	5,678
Series 3031, Cl. BI, 0.00%, 8/15/35[4,5]	274,925	65,713
Series 3201, Cl. SG, 3.673%, 8/15/36[4]	93,667	19,156
Series 3606, Cl. SN, 1.094%, 12/15/39[4]	112,434	21,746
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 7.347%, 5/25/33[4]	41,876	7,683
Series 2003-52, Cl. NS, 27.901%, 6/25/23[4]	55,763	5,721
Series 2004-56, Cl. SE, 20.165%, 10/25/33[4]	78,894	15,459
Series 2005-12, Cl. SC, 21.243%, 3/25/35[4]	8,935	1,525
Series 2005-14, Cl. SE, 30.773%, 3/25/35[4]	154,154	27,608
Series 2005-6, Cl. SE, 30.228%, 2/25/35[4]	185,000	34,637
Series 2005-87, Cl. SE, 20.741%, 10/25/35[4]	107,210	20,044
Series 2006-53, Cl. US, 17.959%, 6/25/36[4]	85,136	12,344
Series 2007-88, Cl. XI, 19.492%, 6/25/37[4]	151,905	28,764
Series 2010-116, Cl. BI, 0.00%, 8/25/20[4,5]	160,821	8,571
Series 2011-96, Cl. SA, 15.332%, 10/25/41[4]	434,783	83,583
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 17.097%, 10/16/29[4]	175,886	38,945
Total Mortgage-Backed Obligations (Cost $318,654)		438,801

3         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—24.9%
Consumer Discretionary—5.4%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	$ 350,000	$ 328,563
Automobiles—0.2%
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[7]	300,000	319,500
Diversified Consumer Services—0.3%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[7]	400,000	369,500
Hotels, Restaurants & Leisure—1.5%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[7]	300,000	314,625
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	258,678
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[7]	250,000	270,625
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	233,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[7]	250,000	253,438
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[7]	450,000	457,875
		1,788,241
Household Durables—0.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[7]	300,000	320,625
Media—2.6%
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[7]	250,000	267,031
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[7]	250,000	258,750
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25[7]	300,000	331,363
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[7]	400,000	429,500
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	357,437
Neptune Finco Corp., 10.875% Sr. Unsec. Nts., 10/15/25[7]	300,000	352,500
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[7]	350,000	376,688
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[7]	300,000	314,625
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[7]	350,000	368,270
		3,056,164
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	250,000	270,312
Consumer Staples—0.6%
Food & Staples Retailing—0.2%
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[7]	250,000	270,832
Food Products—0.4%
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[7]	200,000	192,500
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[7]	200,000	211,340
		403,840

4         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Energy—3.2%
Energy Equipment & Services—0.1%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20[2]	$ 225,000	$ 111,375
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[2,3]	250,000	—
Vantage Drilling International, 10% Sec. Nts., 12/31/20	7,000	6,160
		117,535
Oil, Gas & Consumable Fuels—3.1%
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21[2]	250,000	7,734
Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39	300,000	321,250
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	250,000	259,375
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	300,000	291,750
Gazprom OAO Via Gaz Capital SA:
7.288% Sr. Unsec. Nts., 8/16/37[7]	200,000	235,760
9.25% Sr. Unsec. Nts., 4/23/19[7]	300,000	345,648
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	60,625
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20[2]	200,000	44,500
Lukoil International Finance BV, 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[7]	250,000	258,596
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[7]	350,000	366,188
Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[2,7]	250,000	45,000
Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	96,625
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[7]	250,000	146,250
Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[7]	288,761	268,547
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	350,000	369,250
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	35,625
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	350,000	353,964
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[7]	200,000	215,180
		3,721,867
Financials—4.3%
Capital Markets—0.3%
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	370,125
Commercial Banks—2.6%
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[7]	200,000	212,000
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[7]	200,000	204,000
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[7]	200,000	227,750
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	550,000	579,535
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[7]	250,000	244,688
HBOS plc, 6.75% Sub. Nts., 5/21/18[7]	200,000	214,452
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[7,8]	250,000	255,168
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[7]	200,000	208,500
Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[7]	300,000	304,440
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[8,9]	200,000	222,330
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[7]	200,000	200,762

5         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[7]	$ 200,000	$ 203,483
		3,077,108
Diversified Financial Services—0.0%
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[2]	350,000	14,438
Insurance—0.2%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[7]	250,000	256,250
Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	400,970
Real Estate Management & Development—0.9%
China Evergrande Group, 8.75% Sr. Unsec. Nts., 10/30/18[7]	250,000	256,250
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[7]	200,000	213,507
Kaisa Group Holdings Ltd.:
6.56% Sr. Unsec. Nts., 6/30/20[10]	41,725	38,750
6.56% Sr. Unsec. Nts., 12/31/19[10]	23,180	21,486
6.56% Sr. Unsec. Nts., 12/31/21[10]	60,269	55,972
6.56% Sr. Unsec. Nts., 6/30/21[10]	55,633	51,789
6.56% Sr. Unsec. Nts., 12/31/20[10]	50,997	47,473
Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[7]	300,000	333,750
		1,018,977
Health Care—1.5%
Health Care Equipment & Supplies—0.7%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[7]	400,000	359,000
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	413,000
		772,000
Health Care Providers & Services—0.8%
Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21	300,000	319,875
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	250,000	258,594
5.75% Sr. Unsec. Nts., 8/15/22	100,000	105,250
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	250,000	276,575
		960,294
Industrials—2.3%
Aerospace & Defense—0.3%
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	364,875
Building Products—0.2%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[7]	200,000	210,178
Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[2,11]	335,000	13,400
Machinery—0.3%
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	377,125
Professional Services—0.3%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[7]	350,000	360,892

6         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Trading Companies & Distributors—0.9%
Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[7]	$ 200,000	$ 177,000
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	260,625
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	207,520
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	429,500
		1,074,645
Transportation Infrastructure—0.3%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[7]	126,000	138,285
Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[7]	200,000	210,750
		349,035
Information Technology—1.3%
Communications Equipment—0.3%
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[7]	300,000	319,875
Software—0.5%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[7]	300,000	313,500
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[7]	300,000	265,500
		579,000
Technology Hardware, Storage & Peripherals—0.5%
Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[7]	250,000	261,813
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[7]	300,000	339,750
		601,563
Materials—2.4%
Chemicals—0.4%
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	250,000	236,175
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	250,000	207,863
		444,038
Construction Materials—0.5%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[7]	550,000	581,625
Containers & Packaging—0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	361,375
Metals & Mining—1.0%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	250,000	266,172
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[7]	250,000	285,700
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	250,000	260,938
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[7]	200,000	204,880
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[7]	200,000	210,355
		1,228,045
Paper & Forest Products—0.2%
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[7]	200,000	212,750
Telecommunication Services—3.2%
Diversified Telecommunication Services—2.0%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	364,122

7         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[7]		$ 200,000	$ 192,000
8.50% Sub. Perpetual Bonds[7,8,9]		450,000	388,125
Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36		300,000	311,813
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		350,000	273,875
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23		350,000	374,717
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[7]		200,000	200,993
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		300,000	313,500
			2,419,145
Wireless Telecommunication Services—1.2%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[7]		200,000	181,000
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[7]		200,000	205,500
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[7]		200,000	215,350
SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[7]		250,000	260,625
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		300,000	292,500
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[7]		250,000	258,125
			1,413,100
Utilities—0.7%
Electric Utilities—0.3%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		250,000	326,994
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[2,3]		250,000	—
			326,994
Independent Power and Renewable Electricity Producers—0.4%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[7]		200,000	211,250
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[7]		250,000	236,250
			447,500
Total Non-Convertible Corporate Bonds and Notes (Cost $30,778,917)			29,522,301
Event-Linked Bonds—15.0%
Earthquake—3.5%
Acorn Re Ltd. Catastrophe Linked Nts., 4.183%, 7/17/18[7,8]		250,000	258,137
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[7,8]	EUR	450,000	503,371
Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18[8,11]		250,000	254,362
Golden State Re II Ltd. Catastrophe Linked Nts., 2.53%, 1/8/19[7,8]		500,000	495,925
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.58%, 4/6/18[7,8]		440,000	442,134
2.83%, 4/6/18[7,8]		250,000	250,912
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.33%, 4/9/18[7,8]		250,000	250,538
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.33%, 4/7/17[7,8]		250,000	251,037
Nakama Re Ltd. Catastrophe Linked Nts.:
2.455%, 1/16/19[7,8]		250,000	250,663
2.83%, 4/13/18[7,8]		250,000	251,738
3.08%, 9/29/16[7,8]		250,000	250,806
3.205%, 1/16/20[7,8]		250,000	255,413

8         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

		Principal Amount	Value
Earthquake (Continued)
Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[7,8]		$ 500,000	$ 503,075
			4,218,111
Longevity—0.2%
Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[7,8]		250,000	253,537
Multiple Event—5.4%
Atlas IX Capital DAC Catastrophe Linked Nts., 3.836%, 1/17/19[7,8]		500,000	509,925
Caelus Re IV Ltd. Catastrophe Linked Nts., 5.83%, 3/6/20[7,8]		250,000	260,237
Citrus Re Ltd. Catastrophe Linked Nts.:
4.63%, 4/24/17[7,8]		250,000	252,137
5.34%, 4/18/17[7,8]		250,000	252,562
Cranberry Re Ltd. Catastrophe Linked Nts., 4.19%, 7/6/18[7,8]		250,000	257,237
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.98%, 3/14/18[7,8]		250,000	252,762
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.83%, 4/30/18[7,8]		250,000	254,012
5.08%, 4/30/18[7,8]		250,000	253,937
PennUnion Re Ltd. Catastrophe Linked Nts., 4.83%, 12/7/18[7,8]		250,000	254,812
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.83%, 12/6/16[7,8]		500,000	500,125
6.08%, 12/6/16[7,8]		250,000	250,038
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.58%, 12/6/17[7,8]		250,000	251,763
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 3.94%, 6/6/18[7,8]		500,000	508,325
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts., 3.58%, 6/6/20[7,8]		500,000	504,825
Riverfront Re Ltd. Catastrophe Linked Nts., 4.33%, 1/6/17[7,8]		250,000	248,838
Sanders Re Ltd. Catastrophe Linked Nts.:
3.41%, 5/25/18[7,8]		250,000	251,613
3.63%, 5/25/18[7,8]		250,000	251,213
4.10%, 6/7/17[7,8]		250,000	252,413
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.31%, 1/8/21[7,8]		250,000	253,738
7.22%, 1/9/17[7,8]		300,000	303,765
VenTerra Re Ltd. Catastrophe Linked Nts., 4.08%, 1/9/17[7,8]		250,000	251,838
			6,376,115
Other—1.8%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[7,8]	EUR	250,000	279,894
3.35%, 1/8/20[7,8]	EUR	500,000	561,796
Vitality Re IV Ltd. Catastrophe Linked Nts., 4.08%, 1/9/17[7,8]		250,000	252,312
Vitality Re V Ltd. Catastrophe Linked Nts., 2.08%, 1/7/19[7,8]		500,000	498,075
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.43%, 1/8/18[7,8]		250,000	250,763
Vitality Re VII Ltd. Catastrophe Linked Nts., 2.98%, 1/7/20[8,11]		250,000	254,938
			2,097,778
Windstorm—4.1%
Akibare Re Ltd. Catastrophe Linked Nts., 3.239%, 4/7/20[7,8]		250,000	255,062

9         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Windstorm (Continued)
Alamo Re Ltd. Catastrophe Linked Nts.:
4.95%, 6/7/19[7,8]		$ 250,000	$ 260,937
5.53%, 6/7/17[7,8]		250,000	254,912
Aozora Re Ltd. Catastrophe Linked Nts., 2.33%, 4/7/17[7,8]	JPY	25,500,000	246,115
Armor Re Ltd. Catastrophe Linked Nts., 4.78%, 12/15/16[7,8]		500,000	499,762
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.88%, 1/9/17[7,8]	EUR	250,000	277,998
Citrus Re Ltd. Catastrophe Linked Nts., 7.50%, 2/25/19[7,8]		250,000	256,863
Everglades Re II Ltd. Catastrophe Linked Nts., 5.56%, 5/3/18[7,8]		250,000	254,788
Everglades Re Ltd. Catastrophe Linked Nts., 7.44%, 4/28/17[7,8]		250,000	255,962
Gator Re Ltd. Catastrophe Linked Nts., 6.60%, 1/9/17[7,8]		500,000	453,025
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[7,8]	EUR	319,000	355,046
Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[7,8]	EUR	250,000	277,245
Manatee Re Ltd. Catastrophe Linked Nts., 5.33%, 12/22/17[7,8]		250,000	252,213
Pelican III Re Ltd. Catastrophe Linked Nts., 6.51%, 4/16/18[7,8]		250,000	254,563
Pelican Re Ltd. Catastrophe Linked Nts., 6.33%, 5/15/17[7,8]		250,000	255,863
Queen City Re Ltd. Catastrophe Linked Nts., 3.83%, 1/6/17[7,8]		500,000	496,925
			4,907,279
Total Event-Linked Bonds (Cost $17,924,630)			17,852,820

		Shares
Investment Companies—12.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.35%[12,13,17]		2,074,718	2,074,718
Oppenheimer Master Loan Fund, LLC[12]		399,771	6,150,757
PowerShares Senior Loan Portfolio Exchange Traded Fund		256,905	5,967,903
Total Investment Companies (Cost $14,724,184)			14,193,378

		Principal Amount
Short-Term Note—27.4%
United States—27.4%
United States Treasury Bills, 0.352%, 9/15/16 (Cost $32,495,584)[14,15,16]		$ 32,500,000	32,495,584
Total Investments, at Value (Cost $109,085,526)		90.1%	106,896,665
Net Other Assets (Liabilities)		9.9	11,738,406
Net Assets		100.0%	$ 118,635,071

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

3. Security received as the result of issuer reorganization.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $438,801 or 0.37% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

10         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,040,347 or 29.54% of the Fund’s net assets at period end.

8. Represents the current interest rate for a variable or increasing rate security.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Interest or dividend is paid-in-kind, when applicable.

11. Restricted security. The aggregate value of restricted securities at period end was $522,700, which represents 0.44% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18	8/11/15	$250,000	$254,362	$4,362
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21	6/25/14	335,000	13,400	(321,600)
Vitality Re VII Ltd. Catastrophe Linked Nts., 2.98%, 1/7/20	1/22/16	250,000	254,938	4,938
		$835,000	$522,700	$(312,300)

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 31, 2016	Additions	Reductions	August 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E17	10,475,976	70,632,951	79,034,209	2,074,718
Oppenheimer Master Loan Fund, LLC	399,771	—	—	399,771

	Value	Income		Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E17	$2,074,718	$2,213		$—
Oppenheimer Master Loan Fund, LLC	6,150,757	114,507	[a]	12,224	[a]
Total	$8,225,475	$116,720		$12,224

       a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

13. Rate shown is the 7-day yield at period end.

14. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,094,172. See Note 6 of the accompanying Consolidated Notes.

15. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $308,970. See Note 6 of the accompanying Consolidated Notes.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Effective September 28, 2016 the name will change to Oppenheimer Institutional Government Money Market Fund.

11         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$ 83,930,740	78.5%
Japan	2,211,730	2.1
Russia	1,967,039	1.8
Cayman Islands	1,805,556	1.7
Bermuda	1,801,250	1.7
Brazil	1,700,102	1.6
Colombia	1,410,160	1.3
Supranational	1,321,015	1.2
France	1,196,736	1.1
Eurozone	1,058,614	1.0
China	907,557	0.9
Turkey	859,601	0.8
Mexico	791,803	0.7
Canada	635,875	0.6
Chile	612,958	0.6
Argentina	581,215	0.5
Macau	457,875	0.4
Barbados	429,500	0.4
Luxembourg	378,406	0.4
Ireland	320,625	0.3
Germany	319,500	0.3
Jersey, Channel Islands	270,625	0.3
South Africa	260,938	0.3
Italy	258,125	0.2
India	255,168	0.2
United Kingdom	214,452	0.2
Dominican Republic	211,250	0.2
Peru	208,500	0.2
Ukraine	192,500	0.2
Jamaica	181,000	0.2
Venezuela	146,250	0.1
Total	$ 106,896,665	100.0%

Forward Currency Exchange Contracts as of August 31, 2016
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
BOA	09/2016 - 01/2017	BRL	8,340	USD	2,523	$ 12,476	$ —
BOA	09/2016	HUF	677,000	USD	2,431	7,811	—
BOA	09/2016	TRY	6,980	USD	2,347	3,447	—
BOA	09/2016	USD	1,281	BRL	4,170	—	9,999
BOA	09/2016	USD	2,352	EUR	2,135	—	31,221
BOA	09/2016	USD	2,337	MXN	44,100	—	3,177
BOA	09/2016	USD	2,301	TRY	6,920	—	29,269
BOA	09/2016	USD	2,409	ZAR	35,150	27,165	—
CITNA-B	09/2016	CAD	4,730	USD	3,650	—	42,869
CITNA-B	09/2016	EUR	4,280	USD	4,861	—	82,987
CITNA-B	09/2016	NZD	1,715	USD	1,202	41,601	—

12         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)
Counter	Settlement		Currency Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
CITNA-B	09/2016	TRY	3,460	USD	1,154	$ 11,292	$ —
CITNA-B	09/2016	USD	2,463	CAD	3,150	60,594	—
CITNA-B	09/2016	USD	245	JPY	25,500	—	1,201
CITNA-B	09/2016	USD	2,373	SEK	20,150	16,773	—
DEU	09/2016	USD	2,380	CHF	2,315	23,330	—
DEU	09/2016	USD	1,195	SEK	9,930	33,499	—
GSCO-OT	09/2016	JPY	146,000	USD	1,405	7,091	—
HSBC	09/2016	MXN	87,500	USD	4,732	—	87,457
HSBC	09/2016	USD	2,363	CAD	3,115	—	12,406
JPM	09/2016	AUD	3,225	USD	2,405	17,109	—
JPM	09/2016	CAD	6,180	USD	4,782	—	68,737
JPM	09/2016	CHF	4,675	USD	4,818	—	58,994
JPM	09/2016	HUF	329,000	USD	1,174	10,702	—
JPM	09/2016	KRW	1,384,000	USD	1,178	62,290	—
JPM	09/2016	NOK	19,740	USD	2,406	—	36,811
JPM	09/2016	SEK	20,000	USD	2,391	—	52,290
JPM	09/2016	USD	4,742	CAD	6,185	25,505	—
JPM	09/2016	USD	4,771	CHF	4,670	16,993	—
JPM	09/2016	USD	3,512	EUR	3,104	46,563	—
JPM	09/2016	USD	1,129	MXN	21,600	—	17,623
JPM	09/2016	ZAR	18,210	USD	1,163	71,318	—
MSCO	09/2016	USD	2,319	HUF	671,000	—	98,046
RBS	09/2016	CHF	1,150	USD	1,198	—	27,856
RBS	09/2016	USD	1,212	AUD	1,645	—	23,374
RBS	09/2016	USD	1,176	NOK	9,870	—	8,392
TDB	09/2016	BRL	4,170	USD	1,257	34,825	—
TDB	09/2016	GBP	830	USD	1,180	—	89,301
TDB	09/2016	USD	1,287	BRL	4,170	—	4,424
TDB	09/2016	USD	2,435	GBP	1,660	253,767	—
Total Unrealized Appreciation and Depreciation						$ 784,151	$ 786,434

Futures Contracts as of August 31, 2016
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)
Brent Crude Oil*	ICE	Buy	9/30/16	14	$ 656,460	$ 51,776
CAC40 10 Euro Index	PAR	Sell	9/16/16	312	15,445,145	84,903
CBOE Volatility Index	CBE	Sell	9/21/16	92	1,340,900	44,898
Copper*	CMX	Buy	12/28/16	11	571,313	(41,055)
Corn*	CBT	Sell	12/14/16	35	552,125	38,400
Cotton No. 2*	NYB	Sell	12/7/16	16	524,640	66,803
FTSE 100 Index	ICE	Sell	9/16/16	171	15,237,871	(2,020,026)
Gas Oil*	NYM	Sell	9/30/16	9	504,025	(43,863)
Gold (100 oz.)*	CMX	Buy	10/27/16	8	1,046,320	(13,384)
Lean Hogs*	CME	Buy	10/14/16	25	628,500	33,625
Nickel*	LME	Buy	9/20/16	9	524,961	(51,464)

13         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)
Natural Gas*	NYM	Sell	9/28/16	26	$ 750,620	$ (7,601)
Russell 2000 Mini Index	NYF	Sell	9/16/16	237	29,359,560	(2,252,024)
S&P 500 E-Mini Index	CME	Buy	9/16/16	187	20,284,825	637,232
S&P/TSX 60 Index	MON	Sell	9/15/16	37	4,796,965	(216,425)
Silver*	CMX	Buy	12/28/16	6	561,210	(56,868)
SPI 200 Index	SFE	Sell	9/15/16	42	4,269,180	(119,587)
United States Treasury Long Bonds	CBT	Buy	12/20/16	35	5,963,125	(14,826)
United States Treasury Nts., 2 yr.	CBT	Sell	12/30/16	7	1,528,188	(511)
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	4	523,688	840
Wheat*	CBT	Sell	12/14/16	28	543,550	69,553
WTI Crude Oil*	NYM	Buy	9/20/16	23	1,028,100	(95,748)
						$ (3,905,352)

*	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Centrally Cleared Credit Default Swaps at August 31, 2016
				Notional
	Buy/Sell	Fixed	Maturity	Amount	Premiums
Reference Asset	Protection	Rate	Date	(000’s)	Received/(Paid)	Value
Aetna, Inc.	Buy	1.000%	6/20/21 USD	1,480	$ 47,118	$ (49,719)
Capital One Bank USA NA	Buy	1.000	6/20/21 USD	1,480	40,516	(43,768)
CDX.HY.25	Buy	5.000	12/20/20 USD	8,743	216,357	(514,397)
CDX.HY.25	Buy	5.000	12/20/20 USD	12,570	(25,838)	(739,588)
Chubb Ina Holdings, Inc.	Sell	1.000	6/20/21 USD	1,480	(58,949)	59,125
Domtar Corp.	Buy	1.000	6/20/21 USD	1,480	(40,176)	18,091
Firstenergy Corp.	Buy	1.000	6/20/21 USD	1,480	3,755	(12,692)
General Motors Co.	Buy	5.000	6/20/21 USD	1,480	220,488	(233,554)
Halliburton Co.	Sell	1.000	6/20/21 USD	1,480	(1,930)	9,750
Johnson Controls, Inc.	Sell	1.000	6/20/21 USD	1,480	(58,966)	59,249
Marsh & Mclennan Cos., Inc.	Sell	1.000	6/20/21 USD	1,480	(49,325)	51,345
Metlife, Inc.	Buy	1.000	6/20/21 USD	1,480	(23,542)	6,622
Nabors Industries, Inc.	Buy	1.000	6/20/21 USD	1,480	(230,468)	179,024
Northrop Grumman Systems Corp.	Sell	1.000	6/20/21 USD	1,480	(58,205)	60,636
Ryder System, Inc.	Buy	1.000	6/20/21 USD	1,480	9,226	(16,730)
Sempra Energy	Sell	1.000	6/20/21 USD	1,480	(43,453)	46,564
Wal-Mart Stores, Inc.	Sell	1.000	6/20/21 USD	1,480	(50,063)	50,228
Total Centrally Cleared Credit Default Swaps					$ (103,455)	$ (1,069,814)

Over-the-Counter Credit Default Swaps at August 31, 2016
					Notional
		Buy/Sell	Fixed	Maturity	Amount	Premiums
Reference Asset	Counterparty	Protection	Rate	Date	(000’s)	Received/(Paid)	Value
Altria Group, Inc.	JPM	Sell	1.000%	6/20/21 USD	1,500	$(54,413)	$54,380

14         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Credit Default Swaps (Continued)
					Notional
		Buy/Sell	Fixed	Maturity	Amount	Premiums
Reference Asset	Counterparty	Protection	Rate	Date	(000’s)	Received/(Paid)	Value
Bristol-Myers Squibb Co.	JPM	Sell	1.000%	6/20/21 USD	1,500	$ (68,845)	$ 62,475
Ford Motor Co.	BNP	Buy	5.000	6/20/21 USD	1,500	241,979	(250,913)
Kroger Co. (The)	BNP	Buy	1.000	6/20/21 USD	1,500	26,801	(38,210)
Sherwin-Williams Co. (The)	BOA	Sell	1.000	6/20/21 USD	1,500	(35,951)	17,181
Total Over-the-Counter Credit Default Swaps						$ 109,571	$ (155,087)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Rating**
Investment Grade Single Name
Corporate Debt	$ 14,860,000	$ —	AA to BBB+
Total	$ 14,860,000	$ —

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund

Centrally Cleared Interest Rate Swaps at August 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.418%	11/12/25	SEK	800	$—	$ 8,839
		Three-Month SEK
BAC	Pay	STIBOR SIDE	0.597	8/3/26	SEK	2,565	10	(241)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.501	12/9/25	SEK	750	—	8,963
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.415	9/18/25	SEK	625	—	7,115
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.365	8/10/25	SEK	1,225	—	11,473
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.630	7/3/25	SEK	69,475	20,149	860,629
		Three-Month USD
BOA	Pay	BBA LIBOR	1.397	8/3/26	USD	9,025	—	(33,023)
		Six-Month AUD
BOA	Receive	BBR BBSW	3.105	12/7/25	AUD	11,225	—	(798,397)
		Three-Month SEK
JPM	Pay	STIBOR SIDE	1.070	6/7/26	SEK	2,125	—	12,538
		Six-Month JPY
JPM	Receive	BBA LIBOR	0.550	9/18/25	JPY	26,000	—	(11,895)

15         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive						Premiums
	Floating	Floating	Fixed	Maturity Notional Amount			Received /
Counterparty	Rate	Rate	Rate	Date		(000’s)	(Paid)	Value
JPM	Receive	Six-Month JPY BBA LIBOR	0.593%	7/10/25	JPY	877,000	$ —	$ (418,368)
JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	11,000	—	(4,059)
JPM	Receive	Six-Month AUD BBR BBSW	2.396	6/3/26	AUD	675	—	(16,604)
Total Centrally Cleared Interest Rate Swaps							$ 20,159	$ (373,030)

Over-the-Counter Total Return Swaps at August 31, 2016
		Pay/Receive				Notional
		Total		Maturity		Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date		(000’s)	Value
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBSW plus 50 basis points	3/9/17	AUD	7,988	$ (153,054)
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 80 basis points	3/7/17	CAD	7,953	(142,719)
GSEHOPHK Custom Basket	GSCOI	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	8/11/17	HKD	45,442	323,866
GSOPRUSS Custom Basket	GSCOI	Receive	One-Month USD BBA LIBOR plus 35 basis points	8/7/17	USD	28,718	529,384
GSOPSPS3 Custom Basket	GSCOI	Receive	One-Month BBA LIBOR plus 35 basis points	7/10/17	USD	21,233	(271,379)
HIU6 Index	GSCOI	Pay	No Floating Rate	10/5/16	HKD	47,020	2,020
JPCMOLNG Custom Basket	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/7/17	USD	9,025	(72,062)
JPCMOSHR Custom Basket	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	2/7/17	USD	8,965	(283,841)
JPEBCACO Custom Basket	JPM	Receive	One-Month EUR EURIBOR plus 10 basis points	1/6/17	EUR	13,843	156,786
JPEBUKXO Custom Basket	JPM	Receive	One-Month GBP BBA LIBOR plus 20 basis points	1/6/17	GBP	11,559	(174,412)
OEX Index	GSCOI	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/17	USD	19,906	(21,432)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/13/17	USD	1,634	6,690
Total Over-the-Counter Total Return Swaps							$ (100,153)

16         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at August 31, 2016

Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount	Value
EUR/AUD spot exchange rate	GOL	Pay	$ 8.700	9/30/16 EUR	(4,300)	$ 767
EUR/AUD spot exchange rate	BOA	Pay	8.300	9/19/16 EUR	(4,200)	5,388
NZD/CHF spot exchange rate	JPM	Pay	9.550	10/3/16 NZD	(6,600)	(7,614)
USD/JPY spot exchange rate	BOA	Pay	13.100	9/26/16 USD	(4,800)	240
USD/JPY spot exchange rate	CITNA-B	Pay	13.500	9/26/16 USD	(4,800)	(624)
USD/JPY spot exchange rate	GOL	Pay	13.525	9/26/16 USD	(4,800)	912
USD/JPY spot exchange rate	JPM	Pay	12.500	9/29/16 USD	(4,800)	(5,328)
Total Over-the-Counter Volatility Swaps						$ (6,259)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar

17         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDX.HY.25	Markit CDX High Yield Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIU6	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
JPEBCACO	Custom Basket of Securities
JPEBUKXO	Custom Basket of Securities
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TSX 60	60 Largest Companies on the Toronto Stock Exchagne

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

18         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2016 Unaudited

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), and a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 11,271 shares with net assets of $7,900,343 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering

19         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

20         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities

Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

21         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$ 2,261,567	$ —	$ —	$ 2,261,567

22         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Investments, at Value: (Continued)
Consumer Staples	$730,568	$—	$—	$730,568
Energy	—	35,984	—	35,984
Financials	588,451	—	—	588,451
Health Care	1,473,320	—	14,245	1,487,565
Industrials	1,451,370	—	—	1,451,370
Information Technology	5,459,021	—	—	5,459,021
Materials	357,762	—	—	357,762
Telecommunication Services	10,083	—	—	10,083
Utilities	10,368	1,042	—	11,410
Rights, Warrants and Certificates	—	—	—	—
Mortgage-Backed Obligations	—	438,801	—	438,801
Non-Convertible Corporate Bonds and Notes	—	29,522,301	—	29,522,301
Event-Linked Bonds	—	17,852,820	—	17,852,820
Investment Companies	8,042,621	—	—	8,042,621
Short-Term Note	—	32,495,584	—	32,495,584

Total Investments, at Value	20,385,131	80,346,532	14,245	100,745,908
Other Financial Instruments:
Swaps, at value	—	1,160,089	—	1,160,089
Centrally cleared swaps, at value	—	1,450,191	—	1,450,191
Futures contracts	1,028,030	—	—	1,028,030
Forward currency exchange contracts	—	784,151	—	784,151

Total Assets excluding investment companies valued using practical expedient	$21,413,161	$83,740,963	$14,245	105,168,369

Investment company valued using practical expedient				6,150,757

Total Assets				$111,319,126

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,421,588)	$—	$(1,421,588)
Centrally cleared swaps, at value	—	(2,893,035)	—	(2,893,035)
Futures contracts	(4,933,382)	—	—	(4,933,382)
Forward currency exchange contracts	—	(786,434)	—	(786,434)

Total Liabilities	$(4,933,382)	$(5,101,057)	$—	$(10,034,439)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

23         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)
	Transfers out	Transfers into
	of Level 1*	Level 2*
Assets Table
Investments, at Value:
Common Stocks Energy	$ (44,700)	$ 44,700
Total Assets	$ (44,700)	$ 44,700

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

24         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended. Effective September 28, 2016, IMMF will change its name to Oppenheimer Institutional Government Money Market Fund.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.44% of the Master Fund at period end.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or

25         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,561,335
Market Value	$236,447
Market Value as % of Net Assets	0.20%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

26         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected

27         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $35,998,989 and $35,387,427, respectively.

28         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

29         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $31,141,242 and $76,573,605 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

30         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $118,421 and $61,436 on written call options and written put options, respectively.

At period end, the Fund had no purchased or written options outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of
May 31, 2016	2,740,000	$23,690
Options written	7,197,160,000	1,969,208
Options closed or expired	(7,199,900,000)	(1,992,898)
Options outstanding as of
August 31, 2016	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an

31         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $36,232,720 and $14,930,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

32         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $13,681,586 and $15,681,842 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $106,684,473 and $36,704,222 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties

33         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $26,233 and $14,280 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

34         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $806,708.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

35         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

36         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

7. Federal Taxes (Continued)

Federal tax cost of securities	$109,097,772
Federal tax cost of other investments	(40,232,569)
Total federal tax cost	$68,865,203

Gross unrealized appreciation	$5,498,140
Gross unrealized depreciation	(13,471,628)
Net unrealized depreciation	$(7,973,488)

37         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/17/2016